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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to the Registration Statement (Form S-8 No. 333-44517) of our report dated March 25, 2002, with respect to the financial statements of the FleetBoston Financial Corporation Employee Stock Purchase Plan included in the Plan's Annual Report (Form 11-K), for the year ended December 31, 2001, filed with the Securities and Exchange Commission.


                                       /s/ ERNST & YOUNG LLP

                                       ERNST & YOUNG LLP


Boston, Massachusetts
September 23, 2002